Exhibit 99.1

Execution Version

STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this “Agreement”) is made and entered into as of September 19, 2005, by and among Clinical Data, Inc., a Delaware corporation (“Clinical Data”), Icoria, Inc., a Delaware corporation (“Icoria”), and the stockholders of Icoria identified in Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, as of the date hereof, each Stockholder beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) the number of shares of common stock, $0.01 par value (the “Common Stock”) of Icoria set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Icoria’s Common Stock, together with any other shares of Icoria’s Common Stock, sole or shared voting power over which is acquired by such Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the “Subject Common Shares”);

WHEREAS, Clinical Data and Icoria are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) (terms used but not defined herein shall have the meanings set forth in the Merger Agreement) with respect to the merger of a subsidiary of Clinical Data with and into Icoria, as a result of which Icoria shall become a wholly owned subsidiary of Clinical Data (the “Merger”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Clinical Data has required that the Stockholders enter into this Agreement whereby each Stockholder commits to cause the Subject Common Shares over which such Stockholder has sole voting power, and to use his or its best efforts to cause the Subject Common Shares over which such Stockholder has joint voting power, to be voted in favor of approving the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound, the parties agree as follows:

ARTICLE I

VOTING MATTERS

Section 1.1        Agreement to Vote. Each Stockholder hereby agrees that from and after the date hereof until the termination of this Agreement, at any duly called meeting of the stockholders of Icoria, and in any action by written consent of the stockholders of Icoria, such Stockholder shall, if a meeting is held, appear at the meeting and any adjournment or postponement thereof, in person or by proxy, or otherwise cause the Subject Common Shares over which such Stockholder has sole voting power (and use his or its best efforts to cause the Subject Common Shares over which such Stockholder has joint voting power) to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or consent the Subject Common Shares over which such Stockholder has sole voting power (and cause to be voted or consented the Subject Common Shares over which such Stockholder has joint voting power), in person or by proxy, (a) in favor of approving the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (b) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (c) against any action or agreement submitted for approval of the stockholders of Icoria that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Icoria under the Merger Agreement or of such Stockholder under this Agreement and (d) except as otherwise agreed in writing by Clinical Data, against any action, agreement, transaction or proposal submitted for approval of the stockholders of Icoria that would reasonably be expected to result in any of the conditions to Icoria’s obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement; provided, however, that nothing in this Agreement shall prevent such Stockholder from taking any action or omitting to take any action solely as a member of the Board of Directors of Icoria (or any committee thereof) or, at the direction of the Board of Directors of Icoria (or any committee thereof), as an officer or employee of Icoria. Any vote by such Stockholder that is not in accordance with this Section 1.1 shall be considered null and void. Such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (a), (b), (c) or (d) of this Section 1.1.

Section 1.2	Grant of Irrevocable Proxy.

(a)         Each Stockholder hereby irrevocably grants to, and appoints, Clinical Data and Israel M. Stein, M.D., in his capacity as Chief Executive Officer of Clinical Data, and any individual who shall hereafter succeed to any such office of Clinical Data, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote the Subject Common Shares, or grant a consent or approval in respect of the Subject Common Shares, in each case prior to the termination of this Agreement (i) in favor of approving the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (ii) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the Merger Agreement, the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (iii) against any action or agreement submitted for approval of the stockholders of Icoria that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Icoria under the Merger Agreement or of such Stockholder under this Agreement and (iv) except as otherwise agreed in writing by Clinical Data, against any action, agreement, transaction or proposal submitted for approval of the stockholders of Icoria that would reasonably be expected to result in any of the conditions to Icoria’s obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement

(b)         Each Stockholder represents that any proxies heretofore given in respect of the Subject Common Shares are not irrevocable, and that any such proxies are hereby revoked.

(c)         Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable voting power and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with Section 212(e) of the General Corporation Law of the State of Delaware. Notwithstanding anything herein to the contrary, the parties agree that such irrevocable proxy shall terminate and be of no further force and effect upon the termination of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each of the Stockholders hereby severally represents and warrants to Clinical Data as follows with respect to itself only:

Section 2.1         Organization, Good Standing and Qualification. If such Stockholder is a business organization, such Stockholder has been duly formed, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted. If such Stockholder is a natural person, such Stockholder has the capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated by this Agreement.

Section 2.2        Authority. Each Stockholder has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally and by general principles of equity whether applied in a court of law or a court of equity.

Section 2.3         Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by such Stockholder, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing with the Securities and Exchange Commission to amend the Stockholder’s Schedule 13G relating to Icoria.

Section 2.4         Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any law, rule, regulation, judgment, order or decree to which such Stockholder is subject, (ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which such Stockholder is a party or by which such Stockholder is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which such Stockholder is a party or by which it is bound.

Section 2.5         Ownership of Shares. Such Stockholder holds of record and owns beneficially and will hold of record and own beneficially through the date this Agreement is terminated pursuant to Section 5.1 herein the Subject Common Shares, free and clear of any restrictions on transfer (other than restrictions under applicable securities laws), Liens, options, warrants, purchase rights, contracts, commitments, equities, claims and demands, except as provided in this Agreement or in any restricted stock agreement with respect to such Subject Common Shares by and between such Stockholder and Icoria. Schedule A hereto lists all of the shares of Common Stock that such Stockholder owns beneficially, as of the date hereof. Such Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Common Shares.

Section 2.6        Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of such Stockholder, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or that otherwise might impair the Subject Common Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CLINICAL DATA

Clinical Data hereby represents and warrants to each Stockholder as follows:

Section 3.1         Organization, Good Standing and Qualification. Clinical Data is a corporation duly formed and validly existing under the laws of the State of Delaware and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted.

Section 3.2        Authority. Clinical Data has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly and validly executed and delivered by Clinical Data and constitutes the valid and legally binding obligation of Clinical Data, enforceable in accordance with its terms and conditions.

Section 3.3         Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity,

regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by Clinical Data, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing of a Schedule 13D relating to Icoria with the Securities and Exchange Commission.

Section 3.4         Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate the organizational documents of Clinical Data or any law, rule, regulation, judgment, order or decree to which Clinical Data is subject, (ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which Clinical Data is a party or by which Clinical Data is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which Clinical Data is a party or by which it is bound or to which any of its assets is subject.

Section 3.5        Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of Clinical Data, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV

COVENANTS OF THE STOCKHOLDERS

Each Stockholder severally, but not jointly and severally, hereby covenants and agrees as follows:

Section 4.1	Restriction on Transfer of Shares.

(a)          From and after the date hereof until the termination of this Agreement, such Stockholder shall not, directly or indirectly: (i) offer for sale, sell (including short sales), transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option, derivative, hedging or other arrangement or understanding (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Common Shares or any interest therein (any of the foregoing, a “Transfer”), except to any affiliate or family member (or a trust for their benefit) of such Stockholder, provided that such affiliate or family member (or trustee of the trust for the benefit of a family member) agrees in writing to be bound by the terms of this Agreement, or Transfers which occur by operation of law or with Clinical Data’s prior written consent, (ii) grant any proxies or powers of attorney (other than pursuant to this Agreement or to an affiliate of such Stockholder that agrees in writing to be bound by the terms of this Agreement) with respect to the Subject Common Shares, deposit any of the Subject Common Shares into a voting trust or enter into any other voting arrangement (other than with an affiliate of such Stockholder that agrees in writing to be bound by the terms of this Agreement) or permit to exist any other Lien of any nature whatsoever with respect to the Subject Common Shares (other than such other Liens created by or arising under this Agreement or existing by operation of law), or (iii) commit or agree to take any of the foregoing actions.

Section 4.2         Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Common Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Common Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder’s administrators, successors or receivers.

Section 4.3        Legend. Each certificate representing Subject Common Shares shall bear the following legend on the face thereof, if so requested by in writing by Clinical Data:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THAT CERTAIN STOCKHOLDER AGREEMENT DATED AS OF SEPTEMBER 19, 2005 BY AND AMONG Clinical Data, Inc., a Delaware corporation, Icoria, Inc., a Delaware corporation, and the Stockholders identified on Schedule A thereto, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.”

If so requested in writing by Clinical Data, each Stockholder will cause all of his or its Subject Common Shares to be delivered to Icoria for the purpose of applying such legend (if not so endorsed upon issuance). Icoria shall return to the delivering party, as promptly as possible, any securities so delivered. The delivery of such securities by the delivering party shall not in any way affect such party’s rights with respect to such securities.

Section 4.4         Waiver. In connection with the Merger, each Stockholder hereby expressly waives, to the extent permitted under applicable law, the applicability of the provisions for dissenters’ or appraisal rights set forth in Section 262 of the General Corporation Law of the State of Delaware (or any other similar applicable state law) and expressly agrees that it shall not be entitled, under any circumstances in connection with the Merger, to exercise any such dissenters’ or appraisal rights.

ARTICLE V

MISCELLANEOUS

Section 5.1        Termination. This Agreement shall automatically terminate, and neither Clinical Data nor any Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, (b) the Effective Time and (c) the termination of the Merger Agreement in accordance with its terms; provided that any such termination shall not relieve any party from liability for any intentional breach of this Agreement (which includes, without limitation, the making of any representation or warranty by a party in this Agreement that the party knew was not true and accurate when made).

Section 5.2         Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the termination of this Agreement. This Section 5.2 shall not limit any covenant or agreement of the parties contained herein which by its terms contemplates performance after the termination of this Agreement.

Section 5.3         Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or on receipt after dispatch by first class mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:

If to any Stockholder, at its address set forth in Schedule A hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Stockholder.

If to Icoria:	With a copy to:

Icoria, Inc.	Mintz, Levin, Cohn, Ferris, Glovsky
108 T.W. Alexander Drive	and Popeo, P.C.
Research Park Triangle, NC 27709	One Financial Center
Attn: J. Barry Buzogany, Esq.	Boston, MA 02111
Tel: (919) 425-3000	Attn: Neil Aronson, Esq.
Fax: (919) 425-2915	Tel: (617) 542-6000
Fax: (617) 542-2241

If to Clinical Data:	With a copy to:

Clinical Data, Inc.	McDermott Will & Emery LLP
2 Thurber Boulevard	28 State Street
Smithfield, RI 02917	Boston, MA 02109
Attn: Caesar Belbel	Attn: John Hession
Tel: (800) 345-2822	Tel: (617) 535-4000
Fax: (800) 655-3526	Fax: (617) 535-3800

Section 5.4        Expenses. All costs and expenses (including legal fees) incurred in connection with this Agreement shall be paid by the party incurring such expenses.

Section 5.5        Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.6         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 5.7        Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral,

among the parties with respect to the subject matter hereof. The obligations of each Stockholder set forth in this Agreement shall not be effective or binding upon such Stockholder until after such time as the Merger Agreement is executed and delivered by Icoria, Clinical Data and Transitory Subsidiary.

Section 5.8        Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except any assignment in connection with any Transfer of the Subject Common Shares permitted by this Agreement.

Section 5.9        Binding Effect. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns.

Section 5.10      Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

Section 5.11	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a)          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)          Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by laws, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by laws. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by laws.

(c)          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY

ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11(c).

Section 5.12      Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement.

Section 5.13      Stop Transfer Order. In furtherance of this Agreement, each Stockholder shall and does hereby authorize and request that Icoria instruct its transfer agent to enter a stop transfer order, consistent with the terms of this Agreement and subject to such transfers as may be permitted by the express terms hereof, with respect to all of the Subject Common Shares beneficially owned by such Stockholder. Icoria hereby agrees to the restriction on the Transfer of shares of Common Stock provided for in this Agreement and agrees not to recognize, or authorize or permit any affiliate or agent to recognize, any Transfer in breach of this Agreement.

Section 5.14      Further Assurances. From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

Section 5.15      Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at law or in equity.

Section 5.16      Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 5.17      No Limitation on Discretion as Director or Officer. Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as a stockholder of Icoria, and not in such Stockholder’s capacity as a director, officer or employee of Icoria or such Stockholder’s capacity as a trustee or fiduciary of any ERISA plan or trust. Nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the discretion of any Stockholder with respect to any action to be taken (or omitted) by such Stockholder in such Stockholder’s fiduciary capacity as a director or officer of Icoria or in such Stockholder’s capacity as a trustee or fiduciary of any

ERISA plan or trust and solely with respect to actions or omissions of such Stockholder in any such capacity.

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SCHEDULE A

Aggregate number of shares of common stock beneficially owned by each person:

Stockholder	Shares of Common Stock	Shares of Common Stock Subject to Stock Options Exercisable Within 60 Days	Total
G. Steven Burrill Burrill & Company (Agbio GP), LLC The Burrill Agbio Capital Fund L.P. Address: One Embarcadero Center Suite 2700 San Francisco, CA 94111	2,106,828	90,583	2,197,411
Heinrich Gugger, Ph.D. (1)	485,602	470,625	956,227
Thomas J. Colatsky, Ph.D. (1)	87,608	220,000	307,608
Brett Farabaugh (1)	19,203	80,688	99,891
J. Barry Buzogany, Esq. (1)	40,751	220,000	260,751
Mark B. Skaletsky Address: 78 Fourth Avenue Waltham, MA 02451	30,000	36,042	66,042
Henri Zinsli, Ph.D. Address: Elbingstrasse 10 CH-4142 Muenchenstein Switzerland	13,000	22,042	35,042
Leroy E. Hood, M.D., Ph.D. Address: 6411 NE Windermere RD Seattle, WA 98105	0	33,042	33,042
Douglas R. Morton, Jr., Ph.D. Address: 5218 Grand Arbre Trail Portage, MI 49024	20,000	105,688	125,688

Peter G. Tombros Address: One Meadowlands Plaza East Rutherford, NJ 07073	20,000	10,833	30,833

(1) Address:

PO Box 14528

108 T.W. Alexander Drive

Research Park Triangle, NC 27709

                IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Stockholder Agreement as of the day and year first above written.

CLINICAL DATA, INC.

By: /s/ Israel M. Stein
Name: Israel M. Stein, M.D.
Title: CEO

ICORIA, INC.

By: /s/ J. Barry Buzogany
Name: J. Barry Buzogany
Title:	Chief Operating Officer and General
Counsel

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

THE BURRILL AGBIO CAPITAL FUND L.P.

By:	BURRILL & COMPANY (AGBIO GP), LLC,
ITS GENERAL PARTNER

By:	/s/ G. Steven Burrill
Name: G. Steven Burrill
	Title:	Managing Member

By:	/s/ G. Steven Burrill
Name: G. Steven Burrill, individually

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Heinrich Gugger
Name: Heinrich Gugger, Ph.D.

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Thomas J. Colatsky
Name: Thomas J. Colatsky, Ph.D

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Brett Farabaugh
Name: Brett Farabaugh

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ J. Barry Buzogany
Name: J. Barry Buzogany, Esq.

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Mark B. Skaletsky
Name: Mark B. Skaletsky

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/Henri Zinsli
Name: Henri Zinsli, Ph.D.

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Leroy E. Hood
Name: Leroy E. Hood, M.D., Ph.D.

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: Douglas R. Morton, Jr.
Name: Douglas R. Morton, Jr., Ph.D.

Signature Page to Stockholder Agreement

Icoria, Inc.

Stockholder Agreement

Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

STOCKHOLDER:

By: /s/ Peter G. Tombros
Name: Peter G. Tombros

Signature Page to Stockholder Agreement